 Exhibit 10.3 - Promissory Note and Related Agreements

PROMISSORY NOTE

$365,500.00	Date: July 23, 2004
Boulder, Colorado

FOR VALUE RECEIVED, the undersigned, Tri-State Media Corporation, a Utah Corporation, and E. Morgan Skinner, Jr. (hereinafter collectively referred to as "Maker"), hereby jointly and severally promise to pay to the order of US Capital, Incorporated, its successors or assigns (hereinafter referred to as "Lender") at 75 Manhattan Drive, Suite 203, Boulder, Colorado 80303, or such other place as Lender may from time to time designate, the principal sum of Three Hundred Sixty-Five Thousand Five Hundred and No/100 Dollars ($365,500.00), together with all subsequent advances made, expenditures authorized and additional payments provided for in this Promissory Note, and any other Loan Document (as hereinafter defined), all of which shall constitute the "Principal Indebtedness,"  plus interest on the full amount outstanding, compounded annually, at the interest rates set forth below, until repaid in full in accordance with the terms hereof.

Interest shall accrue on the unpaid balance from time to time at a rate (the "Effective Rate") equal to Prime Rate as published by the Wall Street Journal (the "Prime Rate") plus nine and one-half percent (9.50%) per annum.

Notwithstanding the foregoing, the interest rate under this Note shall at no time be lower than thirteen and three-quarters percent (13.75%) per annum.

The Effective Rate of this Note from the date first above written until the first day of August 2004, shall be thirteen and three-quarters percent (13.75%) per annum. On the first day of August 2004, and on the first day of each month thereafter until paid in full, the Effective Rate shall be adjusted based upon the Prime Rate on the first business day of each such month, provided, however, that the Effective Rate hereunder shall in no case be adjusted to a rate below the minimum rate set forth above, and further, that in the event of a default under the terms of this Note, the "Default Rate,"  as that Term is hereinafter defined, shall apply.

Maker promises to repay this Note as follows:

(a)    In monthly installments equal to accrued interest only, the first such installment being due and payable on the first day of September 2004, and each installment hereafter being due and payable on the 1st day of each month thereafter, until all sums hereunder shall be repaid in full; and

(b)    If not sooner paid, all principal and any accrued but unpaid interest and other charges hereunder shall be due and payable in full on the 23rd day of July, 2005; and

(c)    This Note may be prepaid in full or in part without penalty.

The Maker agrees to pay on demand all title and recording expenditures made by the Lender in connection with any of the Loan Documents and attorneys' fees in connection with any matter pertaining hereto. At the option of the Lender, all such expenditures may be added to the unpaid balance of this loan and become part of and on a parity with the principal indebtedness

SECURITY AGREEMENT

This Agreement, dated as of the 23rd day of July 2004, by and between Tri-State Media Corporation, a Utah corporation (the "Borrower"), and US Capital, Incorporated, a Colorado corporation (the "Lender").

WITNESSETH:

WHEREAS, Lender has agreed to loan (the "Loan") Borrower $365,500 to acquire Radio Station KFIF (FM), Soda Springs, Idaho, Facility ID No. 17436 ("Radio KFIF") and to upgrade such station front a Class A FM to a Class C FM; in connection with such Loan, Borrower, together with E. Morgan Skinner, Jr., has executed a promissory note in the principal amount of $365,500 (the "Note") in favor of Lender.

WHEREAS, Lender's commitment to make the Loan is subject to the condition, among others, that Borrower shall execute and deliver this Agreement.

NOW, THEREFORE, in order to induce the Lender to make the Loan, and for other good and valuable consideration, receipt of which is hereby acknowledged by Borrower, Borrower hereby agrees as follows:

1.    Grant Security. In order to secure the due payment and performance by the Borrower of the Obligations (as hereinafter defined), Borrower:

(a)    Hereby unconditionally and irrevocably assigns, mortgages, pledges, hypothecates, transfers and sets over to the Lender and grants to the Lender a security interest upon all of the assets and properties of the Borrower, whether now owned or hereafter acquired, including, without limitation:

        (i)    All of Borrower's tangible personal property, whether now owned or hereafter acquired, used with or by Radio KFIF;

                    (ii)    To the extent permitted by applicable law, all Borrower's right, title and interest in, to and under all present and future authorizations, permits, licenses and franchises granted, issued or licensed to the Borrower by any public or governmental regulatory body for the operation of Radio KFIF (the "FCC Licenses"), including, without limitation, the licenses listed on Schedule 1 attached hereto;

        (iii) All of Borrower's general intangibles and other intangible property and all rights thereunder, whether now owned or hereafter acquired;

        (iv) All Borrower's rights in, to and under all present and future leases and other interests in property, contracts and other agreements used with or by Radio KFIF; and

        (v) All proceeds of any of the foregoing, including, without limitation, from any sale or other disposition of any FCC License and any stuns that may be payable under or in respect of any policy of insurance owned by Borrower and covering any of the foregoing.

All of the foregoing assets axe hereinafter referred to collectively as the "Collateral".

(a)    Shall, simultaneously with the execution and delivery of this Agreement:

        (i)    Grant to the Lender a mortgage and lien on all Borrower's interests in real property, and all improvements now or hereafter located thereon, by the execution and delivery to the Lender of such mortgages, deeds of oust, or assignments of leases as are satisfactory to the Lender, as well as such landlord waivers, nor-disturbance agreements and/or subordination agreements with respect to such interests in real property as the Lender may require, all of the foregoing to be in proper form for recording in the applicable jurisdiction and otherwise in form and substance satisfactory to the Lender (each, a "Mortgage" and collectively, the "Mortgages"); and

        (ii)    Execute and deliver or cause to be executed and delivered, such other agreements, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Mortgages, and this Agreement.

        (iii)    Shall, from time to time, concurrently with the acquisition or ownership by the Borrower of any interest, whether fee or leasehold, in real property, execute and deliver to the Lender, mortgages, deeds of trust, assignments of leases or other collateral assignments in form and substance satisfactory to the Lender (each, a "New Mortgage" and collectively, the "New Mortgages") covering such real property and duly record each such New Mortgage in each office where such recording is required to perfect the Lender's lien on the property covered thereby and deliver to the Lender, at the Borrower's expense, mortgagee title insurance policies which shall be in form and substance satisfactory to the Lender, shall be duly issued by a title insurance company satisfactory to the Lender insuring the Lender as mortgagee in such amount or amounts as the Lender shall reasonably require, and shall ensure that such New Mortgages constitute valid, perfected liens in favor of the Lender on the property covered thereby, subject to no liens of any kind. In addition, the Borrower shall deliver to the Lender such surveys, appraisals and other documents as the Lender may reasonably request relating to the real property covered by the New Mortgages, including, without limitation, in any case where the Borrower obtains an interest in real property as a lessee, a landlord/mortgagee waiver in form and substance satisfactory to the Lender, duly executed by the landlord and mortgagee of the subject real property.

(a)    Hereby authorizes Lender to file such financing statements as may be necessary to enable the Lender to perfect or from time to time renew the security interest granted hereby, including without limitation such financing statements, as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Borrower or in any replacements or proceeds thereof (Borrower hereby acknowledges that any financing statement heretofore filed by Lender with respect to the Collateral was an authorized filing).

    2.   Obligations. This Agreement secures the due and punctual payment and performance of the following obligations and liabilities of the Borrower to Lender (the "Obligations"):

        (i)    All principal, interest and other charges on the Note; and

        (ii)    All obligations of the Borrower now or hereafter existing under this Agreement and the Loan Documents (as defined in the Note).

    3.    Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to the Lender that:

(a)    Organization and Continuation of Business. The Borrower is duly organized, validly existing, and in good standing under the laws of the state of its incorporation, and shall do, or cause to be done, all things reasonably necessary to continue its business and preserve and keep in full force and effect its licenses, governmental authorizations and permits, including, without limitations, its FCC Licenses. Borrower shall not engage in a business other than radio broadcasting.

(b)    Authority and No Violations.  Borrower has taken all necessary action, corporate or otherwise, to authorize the execution delivery and performance of this agreement. The execution and delivery by Borrower hereunder will not violate any provisions of law and will not result in a breach of any order, injunction, or similar document or instrument of any court or governmental authority or Borrower's articles of incorporation or by-laws, or any agreement, contract or indenture to which Borrower is a party.

(c)    Enforceability. This agreement constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

(d)    Priority of Liens.  The Collateral is free and clear of any security interest, lien or encumbrance of any nature whatsoever, except as granted herein.

(e)    Judgments, Actions, Proceedings.  There are no outstanding judgments, or actions or proceedings pending before any court or governmental authority with respect to or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or the Collateral, nor, to the best of the Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding which is probable of assertion.

(f)    Solvent Financial Condition.  After giving effect to all of the transactions contemplated hereby, the present fair saleable value of the Borrower's assets is greater than the amount required to pay its total liabilities, it has capital in an amount which is not unreasonably small to conduct its business, and it is able to pay its debts as they mature.

(g)    Licenses and Approvals.  The Borrower has all requisite power and authority and all necessary licenses, governmental authorizations and permits including, all FCC licenses, permits and authorizations required under the Communications Act of 1934, as amended, and the rules, regulations and orders promulgated or issued by the FCC thereunder, to own and operate its properties, and to carry on its business as now conducted. Borrower is not a party to, nor does it have any knowledge of, any investigation, notice of violation, order or complaint, that could in any manner threaten or adversely affect the validity or continued effectiveness of the FCC Licenses.

(h)    Condition of Assets.  All of the assets and properties of the Borrower, that are reasonably necessary for the operation of its business, are in compliance with FCC rules and regulations, and are able to serve the function for which they are currently being used, and Borrower shall keep all of such assets and properties, or replacements thereof, in good working condition.

(i)    Obligations.  Borrower shall pay and discharge all of its obligations and liabilities when due. Borrower shall promptly notify the Lender of any claim or lien upon any Collateral.

(j)    Sale and Merger.  Borrower shall not sell or otherwise transfer any of the Collateral without Lender's prior written consent other than sales of tangible personal property in the ordinary course of business. Borrower shall not merge or consolidate with any other entity nor shall it purchase, redeem or otherwise acquire any of its capital stock nor shall it pay any dividends or make any distributions on its capital stock.

(k)    Compliance with Laws.  Borrower is in material compliance with and shall continue to be in material compliance with all applicable laws and regulations.

(l)    Taxes.  Borrower has filed and will continue to file all federal, state and local tax returns required to be filed by it and has paid and will continue to pay all taxes owed by it on or before the applicable due dates.

(m)    Inspection.  Borrower will permit Lender to make or cause to be made inspections and examinations of Borrower's books, records, properties and facilities on reasonable advance notice.

(n)    Name.  Borrower will not change its name or its state of incorporation without the prior written consent of Lender.

(o)    Use of Proceeds. Borrower shall, concurrently with the closing of the Loan, acquire substantially all of the assets of Radio KFIF, including its FCC Licenses, from Douglas R. Mathis and will use the balance of the Loan proceeds to upgrade Radio KFIF from a Class A FM to a Class C FM.

    4.    Events of Default. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default":

(a)    Failure of Borrower to make any payment upon the Note when due; or

(b)    Failure of Borrower to comply with any covenant contained herein; or

(c)    Any representation or warranty made by Borrower shall have been false or misleading in any material respect when made; or

(d)    Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, or shall commence any proceeding under any bankruptcy, reorganization or dissolution; or

(e)    Any material adverse change in the financial condition of the Borrower; or

(f)    Any event classified as an Event of Default under any Loan Document (as defined in the Note).

    5.    Rights of Lender. Upon the occurrence of any Event of Default, the Lender may declare all of the Obligations immediately due and payable and shall then have the rights and remedies of a secured parry under the Uniform Commercial Code and under any other applicable law, including, without limitation, the right to take possession of the Collateral, and in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Lender may require the Borrower to make the Collateral (to the extent the same is moveable) available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Borrower at least ten (10) days prior written notice at the address of the Borrower set forth below (or at such other address as the Borrower shall specify in writing to the Lender) of the rime and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable costs and reasonable attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Obligations in such order as the Lender shall determine. In the event the proceeds of any sale or other disposition of the Collateral hereunder are insufficient to pay all of the Obligations in full, the Borrower will be liable for the deficiency, together with interest thereon, at the maximum rate provided in the Note, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements. The rights of Lender under this Section 5 are subject to the Communications Act of 1934 as amended and the rites and regulations of the Federal Communications Commission.

    6.    Right of Lender to Use and Operate Collateral, Etc.  Upon the occurrence of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, including the Communications Act of 1934 as amended and the rules and regulations of the Federal Communications Commission, the Lender shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Borrower and all persons claiming under the Borrower wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Lender may, from time to time, at the expense of the Borrower, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Lender may deem proper. In any such case, the Lender shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Borrower in respect thereto as the Lender shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Lender may see fit; and the Lender shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Lender may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all outer payments which the Lender may be required or authorized to make under any provision of this Agreement (including reasonable legal costs and reasonable attorneys' fees). The remainder of such issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order of priority as the Lender shall determine and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be returned to the Borrower or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Borrower). The Lender shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Lender to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Borrower and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of the Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. Any such receiver shall also have the right to apply to the Federal Communication Commission for assignment of the FCC Licenses to it pending their sale and to sell the FCC Licenses and other Collateral in accordance with the terms of this Agreement.

    7.    Lender's Duties.  The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any steps to preserve rights pertaining to the Collateral.

    8.    Waivers, Etc.  The Borrower hereby waives presentment, demand, notice, protest, and except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Lender's rights hereunder or in connection with any Obligation or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Borrower or the substitution, release or surrender of any Collateral, the addition or release of persons primarily or secondarily liable on any Obligation, the acceptance of partial payments on any Obligation and/or the settlement or compromise thereof. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed a bar to or waiver of any such right on any such future occasion. Each and every right granted to Lender hereunder or under any other Loan Document, or allowed by law or equity, shall be cumulative and may be exercised from time to time.

    9.    Notices, etc.  All notices and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger services or sent by registered or certified mail, return receipt requested) or telecopy, addressed as follows:

                        a.         If to Borrower:

Tri-State Media Corporation

c/o Legacy Communications Corporation

210 North 1000 East

St. George, UT 84770

Attention: E. Morgan Skinner, Jr.

Telecopier No.: (435) 628-6636

            b.         If to Lender:

US Capital, Incorporated

75 Manhattan Drive. Suite 203

Boulder, CO 80303

Attention: Lee Weinstein

Telecopier No.: (303) 494 - 2630

Any notice or other communication hereunder shall be deemed to have been given on: (x) the day received if delivered by hand or sent by overnight delivery service to such party at its address specified above, or (y) on the day received if sent by mail or telecopy. Any party hereto may change the person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when usually received by the party to which it is addressed.

    10.    Survival, etc.  This Agreement shall inure to the benefit of and be binding upon the Borrower and Lender and their respect heirs, successors and assigns, including any subsequent holder or holders of any Obligation.

    11.    Captions.  The captions used in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

    12.    Reinstated.  This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by Lender hereunder is rescinded or must otherwise he restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

    13.    Governmental Approvals, Etc.  The Lender acknowledges that in connection with any exercise by the lender of its rights hereunder to dispose of or operate under the authorizations, permits, licenses and franchises covered hereby, it may be necessary to obtain the prior consent or approval of certain govern mental authorities, including the FCC. Upon the exercise by the Lender or by any receiver appointed by a court of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification, or authorization of any governmental authority or instrumentality, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Lender or such receiver may he required to obtain for such governmental consent, approval, registration, qualification or authorization.

    14.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that facsimile copies of original signatures on counterparts shall be binding upon them, and further agree to deliver original signed counterparts following the delivery of facsimile copies.

    15.    Governing Law; Jurisdiction.  The respective rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state. Each party hereto waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this document. Each party hereto consents to the jurisdiction of the courts of Colorado and the United States District Court for the District of Colorado, over such persons, and waives any claim that any such court is an inconvenient forum or has no personal jurisdiction, over the same.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, the date first above written.

BORROWER:

TRI-STATE MEDIA CORPORATION

/s/ E. Morgan Skinner, Jr.

By:

E. Morgan Skinner, Jr.

Title:

President

LENDER:

US CAPITAL, INCORPORATED

/s/ Lee Weinstein

By:

Lee Weinstein

Its:

President

Schedule 1

KFIF (FM), Soda Springs, Idaho

File No. BLH - 19811229AK

File No. BPH - 20040114ADO

GUARANTY AND SECURITY AGREEMENT

This Agreement, dated as of the 23rd day of July 2004, by and between Diamond Broadcasting Corporation, a Utah corporation (the "Guarantor"), and US Capital, Incorporated, a Colorado corporation (the "Lender").

WITNESSETH:

WHEREAS, Lender has agreed to loan (the "Loan") Tri-State Media Corporation, a Utah Corporation ("Borrower"), Three Hundred Sixty-Five Thousand Five Hundred Dollars ($365,500) and in connection therewith Borrower, together with E. Morgan Skinner, Jr., has executed a promissory note (the "Note") in favor of Lender; and

WHEREAS, Lender's commitment to make the Loan is subject to the condition, among others, that Guarantor shall execute and deliver this Agreement.

NOW, THEREFORE, in order to induce the Lender to make the loan, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

    1.    Guaranteed Obligations.  Guarantor does hereby irrevocably and unconditionally guarantee the due and punctual payment and performance by Borrower of the principal and interest and other charges on the Note and any and all other obligations of Borrower to Lender under any other Loan Document (as defined in the Note) (individually, a "Guaranteed Obligation" and collectively the "Guaranteed Obligations").

    2.    Demand Lender.  Upon any failure by Borrower punctually to pay or perform any Guaranteed Obligation when due (whether at maturity or at a date fixed for any installment or by acceleration or otherwise), Lender may make demand upon the Guarantor for the payment or performance of such Guaranteed Obligation and the Guarantor binds and obliges itself to make such payment or performance forthwith upon such demand.

    3.    Waiver of Demands, Notices, Diligence, etc.  The Guarantor hereby assents to all the terms and conditions of the Guaranteed Obligations and waives (a) demand for the payment of the principal of any Guaranteed Obligation or of any claim for interest or any part of any thereof (other than the demand provided for in Section 2 hereof); (b) notice of the occurrence of a default or an Event of Default under any Guaranteed Obligation; (c) protest of the nonpayment of the principal of any Guaranteed Obligations or of any claim for interest or any part of any thereof; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms of any provisions thereof or extensions granted to Borrower or any successor to Borrower or any person or party which shall have assumed the obligations of Borrower; (f) any requirement of diligence or promptness on the part of Lender in the enforcement of any of its rights under the provisions of any Guaranteed Obligation or this Guaranty Agreement; (g) any enforcement of any Guaranteed Obligation; (h) any right which the Guarantor might have to require Lender to proceed against any other guarantor of the Guaranteed Obligations or to realize on any collateral security therefor; and (i) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction. The waivers set forth in this Section 3 shall be effective notwithstanding the fact that Borrower ceases to exist by reason of its liquidation, merger, consolidation, dissolution or otherwise.

    4.    Obligations of Guarantor Unconditional.  The obligations of the Guarantor under this Guaranty Agreement shall be unconditional, irrespective of the validity, regularity or enforceability of any Guaranteed Obligation, and shall not be affected by any action taken under any Guaranteed Obligation in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of Lender to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any waiver of any term, covenant, agreement or condition of any Guaranteed Obligation or this Guaranty Agreement, or by any security or any other guaranty at any time existing for the benefit of any Guaranteed Obligation or this Agreement,  or by the merger, consolidation or dissolution of Lender, or by any sale, lease or transfer by Borrower to any person of any or all of its properties, or by any action of Lender wanting indulgence or extension to, or waiving or acquiescing in any default by, Borrower, or any successor to Borrower or any person or party which shall have assumed its obligations, or by reason of any disability or other defense of Borrower or any successor to Borrower, or by any modification, alteration, or by any circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor hereunder, it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as herein provided, and then only to the extent of such payment or performance.

    5.    Security.  In order to secure the due payment and performance by the Guarantor of the Guaranteed Obligations, Guarantor:

        (a)    Hereby unconditionally and irrevocably assigns, mortgages, pledges, hypothecates, transfers and sets over to the Lender and grants to the Lender a security interest upon all of the assets and properties of the Guarantor, whether now owned or hereafter acquired, used with or by Radio Station KBET (AM), Winchester, Nevada, Facility No. 136292 ("Radio KBET"), including, without limitation:

(i)    All of Guarantor's tangible personal property, whether now owned or hereafter acquired, used with or by Radio KBET;

(ii)    To the extent permitted by applicable law, all Guarantor's right, tide and interest in, to and under all present and future authorizations, permits, licenses and franchises granted, issued or licensed to the Guarantor by any public or governmental regulatory body for the operation of Radio KBET (the "KBET FCC Licenses"), including, without limitation, the licenses listed on Schedule 1 (a) attached hereto;

(iii)    All Guarantor's general intangibles and other intangible property and all rights thereunder, whether now owned or hereafter acquired, related to or connected with Radio KBET;

(iv)    All Guarantor's rights in, to and under all present and future leases and other interests in property, contracts and other agreements used with or by radio KBET; and

(v)    All proceeds of any of the foregoing, including, without limitation, from any sale or other disposition of any KBET FCC License and any sums that may be payable under or in respect of any policy of insurance owned by Guarantor and covering any of the foregoing tangible personal property, whether now owned or hereafter acquired, used with or by Radio KBET; and

        (b)    Hereby unconditionally and irrevocably assigns, mortgages, pledges, hypothecates, transfers and sets over to the Lender and grants to the Lender a security interest upon all of the assets and properties of the Guarantor, whether now owned or hereafter acquired, used with or by Radio Station KITT (AM), Pearl City, Hawaii, Facility No. 26558 ("Radio KITT"), including without limitation:

(i)    All of Guarantor's tangible personal property, whether now owned or hereafter acquired, used with or by Radio KITT;

(ii)    To the extent permitted by applicable law, all Guarantor's right, title and interest in, to and under all present and future authorizations, permits, licenses and franchises granted, issued or licensed to the Guarantor by any public or governmental regulatory body for the operation of Radio KITT (the "KITT FCC Licenses"), including, without limitation, the licenses listed on Schedule 1 (b) attached hereto;

(iii)    All Guarantor's general intangibles and other intangible property and all rights thereunder, whether now owned or hereafter acquired, related to or connected with Radio KITT;

(iv)    All Guarantor's rights in, to and under all present and future leases and other interests in property, contracts and other agreements used with or by Radio KITT; and

(v)    All proceeds of any of the foregoing, including, without limitation, from any sale or other disposition of any KITT FCC License and any sums that may be payable under or in respect of any policy of insurance owned by Guarantor and covering any of the foregoing tangible personal property, whether now owned or hereafter acquired, used with or by Radio KITT.

All of the foregoing assets listed in Subsections 5(a) and 5(b) above are hereinafter referred to collectively as the "Collateral."  The KBET FCC Licenses and the KITT FCC Licenses are hereinafter referred to collectively as the "FCC Licenses".

    6.    Mortgages and Financing Statements.

        (a)    Guarantor shall, from time to time, concurrently with the acquisition or ownership by the Guarantor of any interest, whether fee or leasehold, in real property, execute and deliver to the Lender, mortgages, deeds of trust, assignments of leases or other collateral assignments in form and substance satisfactory to the Lender (each, a "New Mortgage" and collectively, the "New Mortgages") covering such real property and duly record each such New Mortgage in each office where such recording is required to perfect the Lender's lien on the property covered thereby and deliver to the Lender, at the Borrower's expense, mortgagee title insurance policies which shall be in farm and substance satisfactory to the Lender, shall be duly issued by a title insurance company satisfactory to the Lender insuring the Leader as mortgagee in such amount or amounts as the Lender shall reasonably require, and shall ensure that such New Mortgages constitute valid, perfected liens in favor of the Lender on the property covered thereby, subject to no liens of any kind. In addition, the Guarantor shall deliver to the Lender such surveys, appraisals and other documents as the Lender may reasonably request relating to the real property covered by the New Mortgages, including, without limitation, in any case where the Guarantor obtains an interest in real property as a lessee, a landlord/mortgagee waiver in form and substance satisfactory to the Lender, duly executed by the landlord and mortgagee of the subject real property.

        (b)    Guarantor hereby authorizes Lender to file such financing statements as may be necessary to enable the Lender to perfect or from time to time renew the security interest granted hereby, including without limitation such financing statements, as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Guarantor or in any replacements or proceeds thereof (Guarantor hereby acknowledges that any financing statement heretofore filed by Lender with respect to the Collateral was an unauthorized filing).

    7.    Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants to the Lender that:

        (a)    Organization and Continuation of Business.  The Guarantor is duly organized, validly existing, and in good standing under the laws of the state of its incorporation, and shall do, or cause to be done, all things reasonably necessary to continue its business and preserve and keep in full force and effect its licenses, governmental authorizations and permits, including, without limitations, its FCC Licenses. Guarantor shall not engage in a business other than radio broadcasting.

        (b)    Authority and No Violations. Guarantor has taken all necessary action, corporate or otherwise, to authorize the execution delivery and performance of this agreement. The execution and delivery by Guarantor hereunder will not violate any provisions of law and will not result in a breach of any order, injunction, or similar document or instrument of any court or governmental authority or Guarantor's articles of incorporation or by-laws, or any agreement, contract or indenture to which Guarantor is a party.

        (c)    Enforceability.  This agreement constitutes the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

        (d)    Priority of Liens.  The Collateral is free and clear of any security interest, lien or encumbrance of any nature whatsoever, except as granted herein.

        (e)    Judgments, Actions, Proceedings.  There are no outstanding judgments, or actions or proceedings pending before any court or governmental authority with respect to or, to the best of the Guarantor's knowledge, threatened against or affecting the Guarantor or the Collateral, nor, to the best of the Guarantor's knowledge, is there any reasonable basis for the institution of any such action or proceeding which is probable of assertion.

        (f)    Solvent Financial Condition.  After giving effect to all of the transactions contemplated hereby, the present fair saleable value of the Guarantor's assets is greater than the amount required to pay its total liabilities, it has capital in an amount which is not unreasonably small to conduct its business, and it is able to pay its debts as they mature.

        (g)    Licenses and Approvals.  The Guarantor has all requisite power and authority and all necessary licenses, governmental authorizations and permits including, all FCC licenses, permits and authorizations required under the Communications Act of 1934, as amended, and the rules, regulations and orders promulgated or issued by the FCC thereunder, to own and operate its properties, and to carry on its business as now conducted. Guarantor is not a party to, nor does it have any knowledge of, any investigation, notice of violation, order or complaint, that could in any manner threaten or adversely affect the validity or continued effectiveness of the FCC Licenses.

        (h)    Condition of Assets.  All of the assets and properties of the Guarantor, that are reasonably necessary for the operation of its business, are in compliance with FCC rules and regulations, and are able to serve the function for which they are currently being used, and Guarantor shall keep all of such assets and properties, or replacements thereof, in good working condition.

        (i)    Obligations.  Guarantor shall pay and discharge all of its obligations and liabilities when due. Guarantor shall promptly notify the Lender of any claim or lien upon any Collateral.

        (j)    Sale and Merger.  Guarantor shall not sell or otherwise transfer any of the Collateral without Lender's prior written consent other than sales of tangible personal property in the ordinary course of business. Guarantor shall not merge or consolidate with any other entity nor shall it purchase, redeem or otherwise acquire any of its capital stock nor shall it pay any dividends or make any distributions on its capital stock.

        (k)    Compliance With Laws.  Guarantor is in material compliance with and shall continue to be in material compliance with all applicable lams and regulations.

        (l)    Taxes. Guarantor has filed and will continue to file all federal, state and local tax returns required to be filed by it and has paid and will continue to pay all taxes owed by it on or before the applicable due dates.

        (m)    Inspection.  Guarantor will permit Lender to make or cause to be made inspections and examinations of Guarantor's books, records, properties and facilities on reasonable advance notice.

        (n)    Name.  Guarantor will not change its name or its state of incorporation without the prior written consent of Lender.

    8.    Events of Default.  The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default";

        (a)    Failure of Guarantor to make any payment upon the Note when due; or

        (b)    Failure of Guarantor to comply with any covenant contained herein; or

        (c)    Any representation or warranty made by Guarantor shall have been false or misleading in any material respect when made; or

        (d)    Guarantor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, or shall commence any preceding under any bankruptcy, reorganization or dissolution; or

        (e)    Any material adverse change in the financial condition of the Guarantor; or

        (f)    Any event classified as an Event of Default under any Loan Document (as defined in the Note).

    9.    Rights of Lender.  Upon the occurrence of any Event of Default, the Lender may declare all of the Guaranteed Obligations immediately due and payable and shall then have the rights and remedies of a secured party under the Uniform Commercial Code or under any other applicable law, including, without limitation, the right to lake possession of the Collateral, and in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Lender may require the Guarantor to make the Collateral (to the extent the same is moveable) available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Guarantor at least ten (10) days prior written notice at the address of the Guarantor set forth below (or at such other address as the Guarantor shall specify in writing to the Lender) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable costs and reasonable attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Guaranteed Obligations in such order as the Lender shall determine. In the event the proceeds of any sale or other disposition of the Collateral hereunder are insufficient to pay all of the Guaranteed Obligations in full, the Guarantor will be liable for the deficiency, together with interest thereon, at the maximum rate provided in the Note, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements. The rights of Lender under this Section 9 are subject to the Communications Act of 1934 as amended and the rules and regulations of the Federal Communications Commission.

    10.    Right of Lender to Use and Operate Collateral, Etc.  Upon the occurrence of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, including the Communications Act of 1934 as amended and the rules and regulations of the Federal Communications Commission, file Lender shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Guarantor and all persons claiming under the Guarantor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Lender may, from time to time, at the expense of the Guarantor, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Lender may deem proper. In any such case, the Lender shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Guarantor in respect thereto as the Lender shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Lender may see fit; and the Lender shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Leader may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Lender may be required or authorized to make under any provision of this Agreement (including reasonable legal costs and reasonable attorneys' fees). The remainder of such issues, profits, fees, revenues and other income shall be applied to the payment of the Guaranteed Obligations in such order of priority as the Lender shall determine and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be returned to the Guarantor or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Guarantor). The Lender shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Lender to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Guarantor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of the Guaranteed Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. Any such receiver shall also have the right to apply to the Federal Communications Commission for assignment of the FCC Licenses to it pending their sale and to sell the FCC Licenses and or Collateral in accordance with the terms of this Agreement.

11.    Lender's Duties.  The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any steps to preserve rights pertaining to the Collateral.

12.    Notices, etc.  All notices and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger services or sent by registered or certified mail, return receipt requested) or telecopy, addressed as follows:

              a.    If to Borrower:

Diamond Broadcasting Corporation

c/o Legacy Communications Corporation

210 North 1000 East

St. George, UT 84770

Attention: E. Morgan Skinner, Jr.

Telecopier No.: (435) 628-6636

              b.    If to Lender:

US Capital, Incorporated

75 Manhattan Drive. Suite 203

Boulder, CO 80303

Attention: Lee Weinstein

Telecopier No.: (303) 494 - 2630

Any notice or other communication hereunder shall be deemed to have been given on: (x) the day received if delivered by hand or sent by overnight delivery service to such party at its address specified above, or (y) on the day received if sent by mail or telecopy. Any party hereto may change the person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when usually received by the party to which it is addressed.

    13.    Survival, etc.  This Agreement shall inure to the benefit of and be binding upon the Guarantor and Lender and their respect heirs, successors and assigns, including any subsequent holder or holders of any Guaranteed Obligation.

    14.    Captions.  The captions used in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

    15.    Reinstated.  This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by Lender hereunder is rescinded or must otherwise he restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

    16.    Governmental Approvals, Etc.  The Lender acknowledges that in connection with any exercise by the lender of its rights hereunder to dispose of or operate under the authorizations, permits, licenses and franchises covered hereby, it may be necessary to obtain the prior consent or approval of certain govern mental authorities, including the FCC. Upon the exercise by the Lender or by any receiver appointed by a court of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification, or authorization of any governmental authority or instrumentality, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Lender or such receiver may he required to obtain for such governmental consent, approval, registration, qualification or authorization.

    17.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that facsimile copies of original signatures on counterparts shall be binding upon them, and further agree to deliver original signed counterparts following the delivery of facsimile copies.

    18.    Governing Law; Jurisdiction.  The respective rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state. Each party hereto waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this document. Each party hereto consents to the jurisdiction of the courts of Colorado and the United States District Court for the District of Colorado, over such persons, and waives any claim that any such court is an inconvenient forum or has no personal jurisdiction, over the same.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, the date first above written.

                                            GUARANTOR:

                                            DIAMOND BROADCASTING CORPORATION

                                            /s/ E. Morgan Skinner, Jr.

                                            By:      E. Morgan Skinner, Jr.

                                            Title:    President

                                            LENDER:

                                            US CAPITAL, INCORPORATED

                                            /s/ Lee Weinstein

                                            By:    Lee Weinstein

                                            Its:    President

Schedule 1(a)

KBET (AM), Winchester, Nevada

File No. BNP - 20011010ABN

Schedule 1(b)

KIIT (AM), Pearl City, Hawaii

File No. BL - 20020307ACY

GUARANTY AGREEMENT

This Agreement, darted as of the 23rd day of duly 2004, by and between Legacy Communications Corporation, a Nevada corporation (the "Guarantor"), and US Capital, Incorporated, a Colorado corporation (the "Lender").

WITNESSETH:

WHEREAS, Lender has agreed to loan (the "Loan") Tri-State Media Corporation, a Utah Corporation ("Borrower"), Three Hundred Sixty-Five Thousand Five Hundred Dollars ($365,500) and in connection herewith Borrower, together with E. Morgan Skinner, Jr., has executed a promissory now (the "Note") in favor of Lender; and

WHEREAS, Lender's commitment to make the Loan is subject to the condition, among others, that Guarantor shall execute and deliver this Agreement.

NOW, THEREFORE, in order to induce the Lender to make the loan, anti for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

    1.    Guaranteed Obligations.  Guarantor does hereby irrevocably and unconditionally guarantee the due and punctual payment and performance by Borrower of the principal and interest and other charges on the Note and any and all other obligations of Borrower to Lender under any other Loan Document (as defined in the Note) (individually, a "Guaranteed Obligation" and collectively the "Guaranteed Obligations").

    2.    Demand Lender.  Upon any failure by Borrower punctually to pay or perform any Guaranteed Obligation when due (whether at maturity or at a date fixed for any installment or by acceleration or otherwise), Lender may make demand upon the Guarantor for the payment or performance of such Guaranteed Obligation and the Guarantor binds and obliges itself to make such payment or performance forthwith upon such demand.

    3.    Waiver of Demands, Notices, Diligence, etc.  The Guarantor hereby assents to all the terms and conditions of the Guaranteed Obligations and waives (a) demand for the payment of the principal of any Guaranteed Obligation or of any claim for interest or any part of any thereof (other than the demand provided for in Section 2 hereof); (b) notice of the occurrence of a default or an Event of Default under any Guaranteed Obligation; (c) protest of the nonpayment of the principal of any Guaranteed Obligations or of any claim for interest or any part of any thereof; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms of any provisions thereof or extensions granted to Borrower or any successor to Borrower or any person or party which shall have assumed the obligations of Borrower; (f) any requirement of diligence or promptness on the part of Lender in the enforcement of any of its rights under the provisions of any Guaranteed Obligation or this Guaranty Agreement; (g) any enforcement of any Guaranteed Obligation; (h) any right which the Guarantor might have to require Lender to proceed against any other guarantor of the Guaranteed Obligations or to realize on any collateral security therefor; and (i) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction. The waivers set forth in this Section 3 shall be effective notwithstanding the fact that Borrower ceases to exist by reason of its liquidation, merger, consolidation, dissolution or otherwise.

    4.    Obligations of Guarantor Unconditional.  The obligations of the Guarantor under this Guaranty Agreement shall be unconditional, irrespective of the validity, regularity or enforceability of any Guaranteed Obligation, and shall not be affected by any action taken under any Guaranteed Obligation in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of Lender to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any waiver of any term, covenant, agreement or condition of any Guaranteed Obligation or this Guaranty Agreement, or by any security or any other guaranty at any time existing for the benefit of any Guaranteed Obligation or this Agreement,  or by the merger, consolidation or dissolution of Lender, or by any sale, lease or transfer by Borrower to any person of any or all of its properties, or by any action of Lender wanting indulgence or extension to, or waiving or acquiescing in any default by, Borrower, or any successor to Borrower or any person or party which shall have assumed its obligations, or by reason of any disability or other defense of Borrower or any successor to Borrower, or by any modification, alteration, or by any circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor hereunder, it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as herein provided, and then only to the extent of such payment or performance.

    5.    Subordination.  Payment of all amounts now or hereafter owed to Guarantor by Diamond Broadcasting Corporation or by Borrower are hereby subordinated in right of payment to the payment in full to Lender of the Guaranteed Obligations.

    6.    Notices, etc.  All notices and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger services or sent by registered or certified mail, return receipt requested) or telecopy, addressed as follows:

                a.     If to Guarantor:

Legacy Communications Corporation

210 North 1000 East

St. George, UT 84770

Attention: E. Morgan Skinner, Jr.

Telecopier No.: (435) 628-6636

                b.     If to Lender:

US Capital, Incorporated

75 Manhattan Drive. Suite 203

Boulder, CO 80303

Attention: Lee Weinstein

Telecopier No.: (303) 494 - 2630

Any notice or other communication hereunder shall be deemed to have been given on: (x) the day received if delivered by hand or sent by overnight delivery service to such party at its address specified above, or (y) on the day received if sent by mail or telecopy. Any party hereto may change the person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when usually received by the party to which it is addressed.

    7.    Survival, etc.  This Agreement shall inure to the benefit of and be binding upon the Guarantor and Lender and their respect heirs, successors and assigns, including any subsequent holder or holders of any Guaranteed Obligation.

    8.    Captions.  The captions used in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

    9.    Reinstated.  This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by Lender hereunder is rescinded or must otherwise he restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

    10.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that facsimile copies of original signatures on counterparts shall be binding upon them, and further agree to deliver original signed counterparts following the delivery of facsimile copies.

    11.    Legal Fees.  Guarantor hereby agrees to reimburse Lender for all costs of collection or enforcement (including reasonable costs and attorneys' fees) incurred by Lender in enforcing the obligations of this Agreement.

    12.    Governing Law; Jurisdiction.  The respective rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state. Each party hereto waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this document. Each party hereto consents to the jurisdiction of the courts of Colorado and the United States District Court for the District of Colorado, over such persons, and waives any claim that any such court is an inconvenient forum or has no personal jurisdiction, over the same.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, the date first above written.

GUARANTOR:

LEGACY COMMUNICATIONS CORPORATION

                          /s/ E. Morgan Skinner, Jr.

                         By:      E. Morgan Skinner, Jr.

                         Title:    President

LENDER:

US CAPITAL, INCORPORATED

 /s/ Lee Weinstein

                         By:    Lee Weinstein

                         Its:    President

Date: July 23, 2004

US Capital, Incorporated

75 Manhattan Dr., Suite 203

Boulder, Colorado 80303

Gentlemen:

Reference is made to that certain transaction occurring today whereby we are borrowing the total principal sum of: Three Hundred Sixty Five Thousand Five hundred and No/100 Dollars ($365,500.00), from US Capital, Incorporated (Lender), and executing a promissory note and other documents in connection therewith. In order to induce the Lender into this loan transaction, we hereby represent and warrant to you as follows:

1.     The loan transaction is being entered into by us primarily for a business or commercial purpose, and the proceeds will not be used primarily for a personal, family, household or agricultural purpose.

2.      The loan transaction is not a "consumer loan", and we will not he afforded a three (3) day right of recession.

3.       The fee paid to US Capital, Incorporated for legal fees is solely for the preparation of the loan documents, and we recognize that neither said firm nor any of its officers represents my interests in this transaction. We have been advised to consult with independent counsel with respect to this transaction.

Tri-State Media Corporation

/s/ E. Morgan Skinner, Jr.

By:    E. Morgan Skinner, Jr.

Title:    President

/s/ E. Morgan Skinner, Jr.

                                                            By:    E. Morgan Skinner, Jr., individually

ENVIRONMENTAL INDEMNITY

THIS ENVIRONMENTAL INDEMNITY is entered into as of this 23rd day of July 2004, for the benefit of US Capital, Incorporated, a Colorado corporation, by Tri-State Media Corporation, Legacy Communications Corporation and Diamond Broadcasting Corporation (hereinafter collectively referred to as the "Indemnitors"), and relates to a Promissory Note in the original principal amount of $365,500.

The Indemnitors, at their expense, hereby agree to protect, defend, indemnify, save and hold harmless US Capital, Incorporated, their successors, assigns, employees and agents (hereinafter collectively referred to as the "Lender"), from and against any and all claims, demands, losses, expenses, damages, liabilities, fines, penalties, charges, administrative. and judicial proceedings and orders, judgment, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and expenses of counsel acceptable to Lender), arising directly or indirectly, in whole or in pact, out of (i) the presence on, under or about any property now or hereafter acquired by any of the Indemnitors (the "Premises") of any Hazardous Materials as that term is hereinafter defined (including, without limitation, any ground water related thereto and any surrounding areas); (ii) any activity carried on or undertaken on or off the Premises, whether prior to or during the term of the Loan from the Lender to the Indemnitors, whether by Indemnitors or any predecessor in title or any employees, agents, contractors or subcontractors of Indemnitors or any predecessor in title, or any third persons at any time occupying or present on the Premises, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any hazardous materials at any time located or present on or under the Premises (including, without limitation, the removal of asbestos containing material); (iii) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of hazardous material; (iv) the violation of any applicable Environmental Law as that term is hereinafter defined; and (v) any breach of any provisions hereof. The foregoing indemnity shall further apply to any residual contamination on or under the Premises, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such hazardous materials, and irrespective of whether any such activities were or will be undertaken in accordance with applicable Environmental Laws.

For the purposes of this Environmental Indemnity, Hazardous Materials shall be defined as any hazardous or toxic materials, wastes and substances including any substance identified in CERCLA, RCRA, or other federal, state or local legislation, regulations or ordinances whether now existing or hereafter enacted or promulgated or any judicial or administrative interpretation of such laws, rules or regulations.

For the purposes of this Environmental Indemnity, Environmental Law shall be defined as all federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment including laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum, and petroleum products, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such products.

This indemnity and all provisions hereof shall survive funding of the Loan and repayment of the indebtedness thereby secured, or any transfer of the Premises, or any part thereof by foreclosure or deed in lieu of foreclosure. Indemnitors agree that a facsimile copy of this Environmental Indemnity shall be binding upon it and agrees to deliver an original signed document following the delivery of a facsimile copy.

The respective rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state. Each party hereto waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this document. Each parry hereto consents to the jurisdiction of the courts of Colorado and the United States District Court for the District of Colorado, over such persons, and waives any claim that any such court is an inconvenient forum or has no personal jurisdiction aver the same.

IN WITNESS WHEREOF, the undersigned has thereunto affixed its suture as of the date first above written.

                                            TRI-STATE MEDIA CORPORATION

                                            /s/ E. Morgan Skinner, Jr.

                                            By:    E. Morgan Skinner, Jr.

                                            Title:  President

                                               LEGACY COMMUNICATIONS CORPORATION

                                               /s/ E. Morgan Skinner, Jr.

                                               By:    E. Morgan Skinner, Jr.

                                               Title:    President

                                                DIAMOND BROADCASTING CORPORATION

                                                /s/ E. Morgan Skinner, Jr.

                                                By:    E. Morgan Skinner, Jr.

                                                Title:    President